Investor Presentation May 2020

Forward Looking Statements Keefe, Bruyette & Woods, Inc. (“KBW”) has been retained by BancPlus Corporation (together with its affiliates and subsidiaries, “BancPlus” or the “Seller”) to serve as the placement agent in connection with a potential sale of subordinated notes by BancPlus (the “Potential Transaction”). This Investor Presentation (“IP”) is for the exclusive use of its recipient (“Recipient”) and such Recipient’s directors, officers, employees, advisors (including, without limitation, attorneys, accountants, investment bankers and consultants), agents, affiliates or controlling persons of an entity (collectively “Representatives”). By viewing this IP, Recipient and its Representatives agree that this IP is confidential information and agree to use this information only to assist them in evaluating the Potential Transaction and for no other purpose. While the Seller, KBW and their respective Representatives believe that the financial and other information contained herein is accurate, the Seller, KBW and their respective Representatives make no representation or warranty, express or implied, as to the fairness, accuracy or completeness of this IP in any respect and expressly disclaim any and all liability for any information contained in, or omitted from, this IP or any other written or oral communication transmitted or made available to prospective purchasers. The Seller, KBW and their respective Representatives (a) shall not have any responsibility for the use of this IP by the Recipient or its Representatives or investors and (b) to the extent permitted by law, shall not be liable for any direct, indirect or consequential loss or damage suffered by any person as a result of relying on any statement in, or omission from, this IP or for any of the written, electronic or oral communications transmitted to a Recipient in the course of the Recipient's own investigation and evaluation of the Potential Transaction. Certain information contained in this presentation has been obtained from published and non-published sources prepared by other parties, which in certain cases have not been updated through the date hereof. While such information is believed to be reliable for the purpose used in this presentation, neither BancPlus nor any of its Representatives makes any representation or warranty, express or implied, as to the accuracy or completeness of the information, in whole or in part, contained in this presentation nor accepts any responsibility whatsoever or liability for any direct, indirect or consequential loss or damage suffered or incurred by the recipient or any other person or entity however caused (including but not limited to negligence) in connection with the information contained herein or the authenticity, accuracy, or completeness of such information, and such information has not been independently verified by BancPlus. Only those particular representations and warranties, if any, that may be made to the purchaser in a definitive written Note Purchase Agreement (“NPA”) when, as, and if it is executed, and subject to such limitations and restrictions as may be specified in any such NPA or similar agreement, shall have any legal effect. The notes have not been, and will not be, registered under the U.S. Securities Act of 1933, as amended (the “Securities Act”), the securities laws of any other state or the securities laws of any other jurisdiction, nor is such registration contemplated. The notes will be offered and sold in the United States under the exemption provided by Section 4(a)(2) of the Securities Act and Regulation D promulgated thereunder and other exemptions of similar import in the laws of the states and jurisdictions where the offering will be made. The interests may be offered outside of the United States in reliance upon the exemption from registration provided by Regulation D or Regulation S promulgated under the Securities Act and other exemption of similar import in the laws of the countries and jurisdictions where the offering will be made. This IP includes various “forward-looking statements” within the meaning of the federal securities laws about BancPlus, State Capital Corp. (“SCC”) and the combined company that are subject to risks and uncertainties. These statements are often, but not always, preceded by, followed by or that otherwise include the words “believe,” “expect,” “anticipate,” “intend,” “estimate,” “continue,” “seek,” “plan,” “can,” “should,” “could,” “would,” “will,” “to be,” “predict,” “potential,” “may,” “likely,” “will likely result,” “target,” “project” and “outlook” or the negative version of those words or other comparable words or phrases of a future or forward-looking nature. These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections about our industry, based on certain assumptions and beliefs of the management of BancPlus and SCC, many of which, by their nature, are inherently uncertain and beyond the companies’ control. Accordingly, you are cautioned that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions and uncertainties that are difficult to predict. Although BancPlus and SCC believe that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. The IP contains only summary information and does not purport to be comprehensive or to contain all the information that may be necessary or desirable to evaluate the Potential Transaction, nor is it intended to form a basis of any investment decision. Recipient should conduct, and is responsible for, its own investigations and analysis of BancPlus and should check the accuracy, reliability and completeness of the information and obtain independent advice from appropriate sources. In furnishing the IP, none of the Seller, KBW or their respective Representatives has any obligation to provide Recipient with access to any additional information or to correct any inaccuracies which may become apparent or to revise any estimates and projections to reflect any changes in expectations with regard to the IP or any change in circumstances after the date of the IP. Without prejudice to the foregoing, if the Seller, KBW or any of their respective Representatives provide any further information (whether or not in writing), whether by way of update or otherwise, to Recipient after the date of the IP, the terms and conditions applying to the IP also will apply to such further information. 2

Non-GAAP Measures This presentation contains financial information determined by methods other than in accordance with accounting principles generally accepted in the United States of America (“GAAP”). Management uses these “non-GAAP” measures in its analysis of the Company’s performance. Management believes these non-GAAP financial measures allow for better comparability of period to period operating performance. Additionally, the Company believes this information is utilized by regulators and market analysts to evaluate a company’s financial condition and therefore, such information is useful to investors. These disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies. A reconciliation of the non-GAAP measures used in this presentation to the most directly comparable GAAP measures is provided in the Appendix to this presentation 3

Pro Forma Information Disclaimer The pro forma information presented herein gives effect to the acquisition of State Capital Corp. and is preliminary and subject to change. The pro forma financial information is based upon balance sheet and related risk-weighted asset information as of 3/31/20 and disclosed preliminary purchase accounting adjustments, per BancPlus Corporation’s S-4 filed with the SEC on 1/22/20, adjusted for the stock valuation of BancPlus used at the time of closing of the acquisition on 4/1/20. At this time, the final valuations of the assets acquired and liabilities assumed have not been completed and when completed, the final valuation information may materially alter the estimated pro forma information presented herein. Management undertakes no obligation to update the pro forma information presented herein. 4

Table of Contents 1. Offering Summary 2. Franchise Overview 3. COVID-19 Update 4. Financial Results 5. Loan and Deposit Information 6. Liquidity and Capital Position 7. Appendix 5

Offering Summary

Expected Terms of the Proposed Offering Issuer BancPlus Corporation Security Offered Holding Company Subordinated Notes Due 2030 Security Rating (1) BBB- by Kroll Bond Rating Agency Structure Fixed-to-Floating Rate Offering Type Regulation D Private Placement (2) Term 10 Years Call Date 5 Years General corporate purposes, which may include the potential repayment of existing Use of Proceeds indebtedness Sole Placement Agent Keefe, Bruyette & Woods, A Stifel Company (1) A rating is not a recommendation to buy, sell, or hold securities. Ratings may be subject to revision or withdrawal at any time by the assigning rating organization. Each rating agency has its own methodology for assigning ratings, and, accordingly, each rating should be evaluated independently of any other rating. (2) DTC eligible; DWAC settlement 7

Franchise Overview

Overview of BancPlus Corporation

Summary Highlights

- Our bank subsidiary, BankPlus, is a full service financial institution with 89 locations across Mississippi, Louisiana and Alabama communities (1)
- Founded in 1909, we are the 6th largest bank operating in Mississippi by deposits and the 6th largest bank headquartered in Mississippi by assets
- Our franchise is built on a community banking approach focused on personalized, relationship-driven service
- Recently completed the acquisition of State Capital Corp., a $1.2 billion asset institution on April 1, 2020
- Total Insider Ownership of ~42%

Financial Highlights (2)

$4.2	$3.0	$3.7	81.6%
Assets ($bn)	Loans ($bn)	Deposits ($bn)	Loans / Deposits

Financial Performance

0.64%	95.6%	1.00%	12.2%
Cost of Total Deposits	Core Deposits	Reported ROAA	Reported ROATCE
8.5% / 7.8%	13.6% / 12.3%	0.64%	0.10%
Standalone / Pro Forma (2) TCE / TA (3)	Standalone / Pro Forma (2) Total Capital Ratio	NPAs / Total Assets	NCOs / Avg. Loans

Diversified Geographic Footprint



Southaven
Tupelo
Oxford
Grenada
Columbus
Huntsville
Birmingham
Meridian
Shreveport
Monroe
Montgomery
Jackson
Dothan
Hattiesburg
Alexandria
Mobile
Baton Rouge
Biloxi
Eunice
New Orleans
BankPlus (89)

Data as of or for the three months ended 3/31/20
Note: Core deposits defined as total deposits less jumbo time deposits greater than $250,000
(1) BancPlus will have 80 branches effective June 12, following close of State Capital Corp. acquisition
(2) Pro forma for the acquisition of State Capital Corp. The pro forma information is preliminary and subject to change. See pg. 4 for more information.
(3) Reconciliation for non-GAAP metric provided in appendix

BankPlus
9

Experienced Leadership

Senior Management	Experience
William A. "**Bill**" Ray * President & CEO	+ Began as President and CEO of BancPlus in 1986 and is a member of the Board of Directors + Has worked at BancPlus for over 35 years + Worked in public accounting for five years prior to joining BancPlus
Eugene F. "Jack" Webb Senior EVP & CBO	+ Began with BancPlus as a Director of Risk Management in 1996 and has over 30 years of experience in banking industry + Held various positions at the Bank including Chief Community Banking Officer + Previously worked as a National Bank Examiner with the Controller of Currency
Kirk A. Graves * Senior EVP & Chief Operating Officer	+ Now serves as a member of BancPlus's executive management team following State Capital merger + Previously served as President and Chief Executive Officer at State Capital Corporation + Holds the Chartered Financial Analyst designation
Mary "Ann" Southerland Senior EVP & CFO	+ Has over 35 years experience in financial and regulatory reporting, including 17 years at BancPlus + Previously VP of Finance and Controller of Tritel Communications, Inc. + Member of American Institute of Certified Public Accountants
Gregory **A. "Greg"** Ray Senior EVP & CRO	+ Has over 30 years of experience in banking industry + Previously served as Executive Vice President and Chief Banking Officer of BancorpSouth + Holds the Chartered Financial Analyst designation
Max S. Yates * Senior EVP & Chief Strategy Officer	+ Has over 40 years of experience in the banking industry, including 30 years at BancPlus + Previously Senior Vice President of First National Bank of Holmes County + Member of the Community Development Bankers Association board
Eloise S. "Gee Gee" Patridge Senior EVP & Chief Operations Officer	+ Began with BancPlus as Internal Auditor in 1982 + Previously Chief Financial Officer from 2004 to 2012 + Member of Mississippi Banker's Association Board
T. Fillmore "Fil" Hall EVP & CCO	+ Began with the company as a Director of Loan Review in 1999 + Has over 35 years of experience in the banking industry + Previously served as commissioned field examiner for the FDIC

* Denotes individual also serves on the Board of Directors

BankPlus

10

Our Competitive Strengths

+ Deep and experienced management team

- Average industry experience of ~34 years and average tenure with BankPlus of ~21 years

+ Strong brand awareness and customer-focused business model

- Viewed locally by customers as comparable to larger regional and super regional banks
- Differentiated banking experience, personalized approach, convenient products and services, top rated digital and mobile applications, relationship banking, community involvement

+ Significant insider ownership and high employee satisfaction

- ~42% insider ownership and consistently ranked as a Best Bank to Work For[(1)]

+ Stable, low-cost deposit franchise

- MRQ cost of deposits of 0.64%

+ Extensive enterprise and credit risk management framework

- Comprehensive approach, disciplined underwriting, robust policies and procedures

+ Diversified and granular loan portfolio

- Average loan size: ~$100 thousand

+ Attractive profitability and return profile

- 2019 ROAA of 1.24%; 2019 Core ROAA of 1.29%; Q1 '20 ROAA of 1.00%; Q1 '20 Core PTPP ROAA of 1.26%[(2)]

(1) Ranked by the American Bankers Magazine
(2) Reconciliation of non-GAAP metric provided in appendix

BankPlus
11

Our Core Purpose, Vision and Values + Our Core Purpose ‒ We enrich lives and build stronger communities + Our Vision ‒ We are a high-performing team committed to fulfilling promises, building lasting relationships and making dreams come true + Our Values ‒ Integrity: Do the right thing in all circumstances ‒ Trust: Be honest, reliable and dependable ‒ Respect: Recognize and appreciate the value of each individual ‒ Passion: Have enthusiasm, desire and drive ‒ Service: Proactively meet the needs of others ‒ Accountability: Accept responsibility for role in supporting the bank’s core purpose, vision and values ‒ Teamwork: Work together toward a common cause ‒ Innovation: Leverage information, technology, imagination and initiative By adding value through high performance… …BankPlus is More than a Name. It’s a Promise. 12

Response to COVID-19 + BancPlus has been actively following federal guidance release by regulatory agencies and has implemented the following benefits for lending customers: • Extensions up to 90 days on monthly pay loans with no payments due during the 90 days • Extensions up to 6 months if interest is paid to extend and interest is paid monthly during extension • BankPlus will suspend foreclosure sales and evictions for up to 90 days related to borrowers who have been impacted by the COVID-19 national emergency. Evaluations will be made on a case-by-case basis • After the forbearance period, the Bank will work with the borrower on a plan to help maintain or reduce monthly payment amounts as necessary, including a loan modification • CARES Act and Payment Protection Program − Processed 3,316 applications for clients and non-clients and obtained approval of approximately $293 million through May 1, 2020 − We expect additional fee income of approximately $10 million related to PPP + BancPlus has also restricted branch lobbies as of March 20, moving to appointment only • Drive through service remains fully operational during business hours • Customers are encouraged to use remote services + As of May 1, 2020, BancPlus had deferred 2,427 loans or approximately 26% of total gross loans 13

Our Growth Total Assets ($bn) 2015 2020 De novo Completed branch acquisition of State $5.0 1996 2000 expansion Capital Corp. Acquired Acquired First 2005 into Home Savings National Bank of De novo branch Tupelo Bank SSB Holmes County expansion into $4.2 DeSoto County 2009 rd $4.0 1997 Opened 23 new Acquired The branch in metro 1993 Mortgage Jackson Acquired Corporation of Bank of Flora Mississippi $3.0 $3.0 $2.7 $2.7 $2.8 1998 $2.6 1994 De novo Acquired $2.4 $2.4 branch $2.3 $2.2 $2.3 Southeast expansion into $2.2 $2.2 $2.0 Mississippi metro Jackson $2.0 Bank $1.8 $1.6 $1.3 $1.2 $1.1 $1.1 $1.1 $1.0 $0.9 $0.7 $0.5 $0.6 $0.3 $0.4 $0.2 $0.0 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 Q1 (1) Source: S&P Global Market Intelligence '20 Data as of 12/31 each respective year; Q1 ’20 data as of 3/31/20 (1) Pro forma for the acquisition of State Capital Corp. The pro forma information is preliminary and subject to change. See pg. 4 for more information. 14

Our Services

Commercial

Deposit Products

- Business Checking
- Small Business Checking
- Business Interest Checking
- Business Money Market

Loan Products

- Commercial & Industrial
- Commercial Real Estate-Backed
- Commercial Lines of Credit
- Working Capital Loans
- Equipment Financing
- Acquisition, Expansion and Development Loans
- Borrowing Base Loans
- Construction & Development
- Agri-Business Loans
- SBA Loans

Personal

Deposit Products

- Checking Accounts
- Savings Accounts
- Money Market Accounts
- Other Deposit Accounts

Loan Products

- Real Estate Loans
- Home Equity Loans
- Home Equity Lines of Credit
- Installment Loans
- Unsecured / Secured Personal Lines of Credit
- Letters of Credit

Wealth Management

- Asset Management
- Portfolio Management
- Retirement Planning
- Personal Trusts & Estates
- Institutional Trusts
- Court Appointed Trust

Mortgage

- We originate conforming residential mortgage loans for resale into secondary markets to provide mortgage banking income
- Offer a full array of Fannie Mae and Freddie Mac mortgage products

Treasury Services

- DepositPlus – remote deposit capture
- Payroll solutions including: direct deposit, payroll card, GroupPlus – employee benefits
- Lockbox Services
- Cash Management Sweep Program
- Merchant Card Services

BankPlus

15

Markets of Operation

Market Highlights

- Mississippi is home to nearly 3 million people and over 10,000 small businesses [(1)]
- Major employers include Nissan North America, Tyson Foods, Sanderson Farms, Inc. and the State of Mississippi
- Jackson, Mississippi is the state capital and its greater area is home to a major manufacturing facility for Nissan, which employs over 6,000 employees
  - In 2002, BankPlus was chosen by Nissan North America to be the only on-site banking services company at its new vehicle-manufacturing plant
- Following State Capital Corporation acquisition, BankPlus has recently extended operations to Louisiana and Alabama
  - In Louisiana, BankPlus will operate branches in the Baton Rouge MSA and the New Orleans-Metairie MSA, which are the two largest MSAs in the state
  - In Alabama, BankPlus will operate in the Mobile MSA, which is the third largest MSA in the state, as well as the Dothan and Enterprise MSAs, which rank in top quartiles for both '20 – '25 Projected Population and HHI Growth

Deposits by Select MSA



Tupelo, MS, 2%
New Orleans-Metairie, LA, 2%
Baton Rouge, LA, 3%
Dothan, AL, 4%
Memphis, TN, 4%
Meridian, MS, 4%
Other 17%
Jackson, MS 63%

Projected 2025 Household Income



$70,000
$60,000
$50,000
$40,000
$30,000
$56,567
$54,339
$44,578
$56,903
$48,731
$61,893
$53,524
$49,607
$46,995
$52,346
$49,028
BancPlus
Jackson, MS
Meridian, MS
Memphis, TN-MS-AR
Dothan, AL
Baton Rouge, LA
New Orleans-Metairie, LA
Tupelo, MS
Mississippi
Alabama
Louisiana

Source: S&P Global Market Intelligence, Bureau of Labor Statistics, Census.gov
Demographic data deposit weighted by county; deposit data as of 6/30/19
(1) Small businesses defined as businesses with $5 million - $25 million in projected annual sales

BankPlus
16

Jackson's Local Community Bank

+ Identified de novo opportunity in Jackson after Deposit **Guaranty's** sale to First American in 1998

Jackson MSA Deposit Market Share

2019 Deposit Market Share – Top 20

Rank	Institution	Deposits ($mm)	Market Share	Branches
1	Trustmark Corp.	$3,744	27.9 %	47
2	Regions Financial Corp.	2,539	18.9	33
3	BancPlus Corp.	2,092	15.6	39
4	BancorpSouth Bank	1,162	8.7	18
5	Community Bancshares of Mississippi Inc.	654	4.9	8
6	Renasant Corp.	644	4.8	16
7	Origin Bancorp Inc.	408	3.1	5
8	Wells Fargo & Co.	341	2.6	4
9	PriorityOne Capital Corp.	326	2.4	9
10	First Commercial Bancshares Inc.	266	2.0	2
11	Peoples Bancshares Inc.	238	1.8	4
12	Yazoo Capital Corp.	216	1.6	5
13	BankFirst Capital Corp.	196	1.5	3
14	Copiah Bancshares Inc.	184	1.4	9
15	Citizens National Banc Corp.	132	1.0	3
16	Holmes County Capital Corp.	94	0.7	3
17	Merchants and Planters Bank	79	0.6	4
18	Liberty Financial Services Inc.	21	0.2	1
19	RiverHills Capital Corp.	12	0.1	1
20	Citizens Holding Co.	12	0.1	1

Source: S&P Global Market Intelligence
Deposit data as of 6/30 each respective year; deposits capped at $1.0 bn per branch
Current data pro forma for announced transactions

Historical Growth in Total Deposits ($bn)



$2.4
$1.8
$1.2
$0.6
$0.0
BankPlus: 9.6% CAGR
Jackson MSA: 4.4% CAGR
6.4%
Rank: 4
$0.4
9.7%
Rank: 3
$1.0
15.6%
Rank: 3
$2.1
2000
2009
2019
BankPlus Deposit Market Share & Rank

17

Strong Presence in Attractive Southeast Markets + 80.1% of BancPlus’s Total Deposits are in the 8 MSAs listed below Market Highlights Mississippi Alabama Louisiana Memphis Jackson Tupelo Mobile Dothan New Orleans Baton Rouge Hammond GDP ($bn) (1) $73 $26 N/A $17 $5 $79 $45 $3 Population (000s) 1,346 598 166 429 148 1,278 856 136 Proj. Pop. ('20-'25) Growth 1.9% 0.5% 1.2% 0.4% 1.2% 2.4% 1.5% 4.5% Businesses 55,793 28,445 7,897 19,963 7,235 64,086 35,896 5,125 Market Deposits ($bn) $31.9 $14.0 $3.5 $7.3 $3.4 $35.9 $20.5 $2.0 Pro Forma BancPlus Deposits ($mm) $143.6 $2,091.8 $70.5 $33.6 $141.3 $74.0 $96.2 $12.8 Pro Forma BancPlus #32 #3 #6 #18 #8 #23 #23 #13 Deposit Market Share Rank Source: S&P Global Market Intelligence Deposit data as of 6/30/19; pro forma for announced transactions Note: Includes BancPlus MSAs of operation with current populations greater than 125,000 Note: N/A denotes data unavailable (1) Real GDP by MSA per Bureau of Economic Analysis’ 2017 Regional GDP Report 18

Financial Results

Balance Sheet Growth Over Time Historical Balance Sheet Standalone Loan CAGR: 4.7% Standalone Deposit CAGR: 7.2% Pro Forma Loan CAGR: 16.6% Pro Forma Deposit CAGR: 18.5% $5.0 $4.2 $4.0 $3.7 $3.0 $3.0 $3.0 $3.0 $2.7 $2.8 $2.7 $2.6 $2.6 $2.5 $2.1 $2.1 $2.1 $2.1 $2.1 $1.8 $1.9 $2.0 $1.0 L/D Ratio: L/D Ratio: L/D Ratio: L/D Ratio: L/D Ratio: L/D Ratio: 86.1% 90.3% 84.6% 80.2% 79.4% 81.7% $0.0 2016 2017 2018 2019 Q1 '20 Q1 '20 (1) Standalone Pro Forma Dollars in billions Data as of 3/31/20 (1) Pro forma for the acquisition of State Capital Corp. The pro forma information is preliminary and subject to change. See pg. 4 for more information. Assets Deposits Gross Loans 20

Improving Profitability Trends Reported vs. Core ROAA (%) (1) Reported vs. Core ROATCE (%) (1) 1.60% 20.0% 1.29% 1.29% 1.24% 15.4% 15.9% 1.20% 1.13% 16.0% 15.1% 14.5% 1.00% 0.99% 0.90% 12.2% 11.6% 12.1% 0.80% 0.68% 12.0% 0.63% 8.6% 0.46% 7.9% 0.40% 8.0% 5.4% 0.00% 4.0% 2016 2017 2018 2019 Q1 '20 2016 2017 2018 2019 Q1 '20 Reported vs. Core Efficiency Ratio (%) (1) NIM (FTE) (%) 100.0% 4.50% 4.09% 4.03% 90.0% 4.00% 3.76% 3.85% 82.2% 3.59% 80.0% 77.8% 3.50% 75.4% 74.8% 75.1% 72.0% 71.5% 70.2% 70.0% 3.00% 66.8% 67.3% 60.0% 2.50% 2016 2017 2018 2019 Q1 '20 2016 2017 2018 2019 Q1 '20 Yearly data as of or for the twelve months ended each respective year; Quarterly data as of or for the three months ended 3/31/20 Note: Core denotes figure adjusted for (Gain) / Loss on Sale / Write down of OREO, (Gain) / Loss on Sale of Other Assets, Realized Gain on Securities and other non-recurring expenses (1) Reconciliation for non-GAAP metric provided in appendix Reported Core 21

Diverse and Growing Fee Revenues 2019 Noninterest Income Noninterest Income as a % of Total Revenue Total $57.8 million 50.0% Service Charges on Deposit Other Income Accounts 32.6% 48.5% 38.8% 40.0% 36.3% Securities 35.9% 36.0% Gains, Net 0.1% Debit Card Interchange Mortgage 10.8% Origination 30.0% Income 28.0% 7.9% Q1 ‘20 Noninterest Income Total $14.2 million 20.0% Life Insurance Income Brokerage and 2.8% Insurances Fees Other and Income Commissions 9.8% 6.8% 10.0% ATM Income Service Charges 7.7% on Deposit Accounts 46.0% Income From Fiduciary 0.0% Activities 7.8% 2016 2017 2018 2019 Q1 '20 Debit Card Interchange Mortgage 10.2% Origination Income 8.9% Data for the twelve months ended 12/31/19 22

Capital Position TCE / TA (%) (1) Leverage Ratio (%) 10.0% 12.0% 8.4% 8.5% 8.2% 8.2% 7.8% 9.6% 9.9% 9.7% 7.5% 7.7% 9.2% 9.6% 9.1% 9.1% 7.5% 9.0% 5.0% 6.0% 2.5% 3.0% 0.0% 0.0% 2016 2017 2018 2019 Q1 '20 Q1 '20 (2) Q1 '20 (2) 2016 2017 2018 2019 Q1 '20 Q1 '20 (2) Q1 '20 (2) Standalone Pro Forma Pro Forma Standalone Pro Forma Pro Forma w/ $50mm w/ $50mm of Sub Debt of Sub Debt CET1 Ratio (%) Total Risk Based Capital (%) 12.0% 16.0% 10.9% 11.0% 13.8% 9.9% 9.8% 10.0% 10.0% 13.6% 13.6% 9.3% 11.9% 12.5% 12.6% 12.3% 9.0% 12.0% 6.0% 8.0% 3.0% 4.0% 0.0% 0.0% 2016 2017 2018 2019 Q1 '20 Q1 '20 (2) Q1 '20 (2) 2016 2017 2018 2019 Q1 '20 Q1 '20 (2) Q1 '20 (2) Standalone Pro Forma Pro Forma Standalone Pro Forma Pro Forma w/ $50mm w/ $50mm of Sub Debt of Sub Debt Data as of 3/31/20 (1) Reconciliation of non-GAAP metric provided in appendix (2) Pro forma for the acquisition of State Capital Corp. The pro forma information is preliminary and subject to change. See pg. 4 for more information. 23

Loan and Deposit Information

Loan Portfolio Overview

Standalone MRQ Loan Comp.



Consumer & Other 7%
C&I 15%
C&D 11%
Non Owner-Occupied CRE 22%
1-4 Family 27%
Owner-Occupied CRE 17%
Multifamily 1%

Loan Portfolio	Amount	% of Total
C&D	$235	11.1 %
1-4 Family	566	26.8
Multifamily	29	1.4
Owner-Occupied CRE	357	16.9
Non Owner-Occupied CRE	459	21.7
C&I	325	15.4
Consumer & Other	140	6.7
Gross Loans & Leases	$2,110	100.0 %

Pro Forma MRQ Loan Comp.



Consumer & Other 6%
C&I 13%
C&D 11%
Non Owner-Occupied CRE 24%
1-4 Family 26%
Owner-Occupied CRE 19%
Multifamily 2%

Loan Portfolio	Amount	% of Total
C&D	$341	11.3 %
1-4 Family	771	25.6
Multifamily	52	1.7
Owner-Occupied CRE	571	19.0
Non Owner-Occupied CRE	712	23.6
C&I	384	12.8
Consumer & Other	179	5.9
Gross Loans & Leases	$3,010	100.0 %

Yield on Loans: 5.30%

- Average loan size of $100,000
- Approximately $60 million of loans in the total portfolio are shared national credits
- No consumer credit card loans
- Standalone BancPlus has <$1 million in energy related loans and pro forma <$4 million

Historical Loans Held for Investment ($bn)



$1.9
$0.2
$0.3
$0.4
$0.3
$0.0
$0.5
$0.2
$1.9
$0.1
$0.3
$0.4
$0.3
$0.0
$0.6
$0.1
$2.1
$0.1
$0.3
$0.4
$0.3
$0.0
$0.6
$0.2
$2.0
$0.1
$0.3
$0.4
$0.4
$0.0
$0.6
$0.2
$2.1
$0.1
$0.3
$0.5
$0.4
$0.0
$0.6
$0.2
$3.0
$0.2
$0.4
$0.7
$0.6
$0.1
$0.8
$0.3
2016
2017
2018
2019
Q1 '20 Standalone
Q1 '20 Pro Forma (1)
C&D
1-4 Family
Multifamily
Owner-Occupied CRE
Non Owner-Occupied CRE
C&I
Consumer & Other

Historical Loans / Deposits (%)



86.1%
90.3%
84.6%
80.2%
79.4%
81.7%
2016
2017
2018
2019
Q1 '20 Standalone
Q1 '20 (1) Pro Forma

Dollars in millions unless otherwise noted
Annual data as of or for the twelve months ended each respective year; Loan composition data as of 3/31/20
(1) Pro forma for the acquisition of State Capital Corp. The pro forma information is preliminary and subject to change. See pg. 4 for more information.

BankPlus
25

Escalated Monitoring – Retail Portfolios Standalone – 3/31/20 Pro Forma – 3/31/20 Retail by Type Retail by Type Gas Stations / Gas Stations / + $213 million in Convenience + $286 million in Convenience Store Store balances or 10.2% of Other 14.9% balances or 9.6% of Other 19.1% total loans 12.5% total loans 12.5% Single Tenant Auto Dealers Retail Single Tenant 11.5% + All properties are in- 15.5% + All properties are in- Retail Auto Dealers 18.4% 11.9% footprint or in Grocery footprint or in Stores contiguous states to 9.6% contiguous states to Unanchored Unanchored existing footprint Multi-Tenant existing footprint Multi-Tenant Grocery Stores 35.9% 30.9% 7.1% + Average loan size of Retail by Geography + Average loan size of Retail by Geography $0.5 million $0.4 million Other Other Tennessee 3.8% Tennessee 3.2% 11.6% 8.6% + The current portfolio Alabama + Pro forma portfolio Alabama 5.8% has an average LTV 2.1% has an average LTV Louisiana of 60% 4.6% of 60% Louisiana 11.9% Mississippi Mississippi 70.5% 78.0% 26

Escalated Monitoring – Hotel Portfolios Standalone – 3/31/20 Pro Forma – 3/31/20 Hotels by Flag Hotels by Flag Boutique Boutique + $77 million in Non-Major Flag 3.7% + $109 million in 4.9% 8.6% Non-Major Flag balances or 3.7% of balances or 3.6% of 14.6% total loans total loans + All properties are in- + All properties are in- footprint or in footprint or in contiguous states to contiguous states to existing footprint Major Flag existing footprint Major Flag 87.7% 80.5% + Average loan size of Hotels by Geography + Average loan size of Hotels by Geography $2.9 million Tennessee $2.3 million 4% Alabama + The current portfolio Louisiana + Pro forma portfolio Tennessee 16% Louisiana 22% 3% 21% has an average LTV has an average LTV of 57% of 58% Mississippi 74% Mississippi 60% 27

Escalated Monitoring – Restaurant Portfolios Standalone – 3/31/20 Pro Forma – 3/31/20 Restaurants by Type Restaurants by Type Delivery Centric Delivery Centric + $18 million in 1.4% + $59 million in 0.5% balances or <1.0% of balances or 2.0% of Drive Thru Drive Thru 21.1% total loans 22.4% total loans + All properties are in- + All properties are in- footprint or in footprint or in contiguous states to Sit Down contiguous states to Sit Down 78.4% existing footprint 76.2% existing footprint + Average loan size of + Average loan size of Restaurants by Geography Restaurants by Geography $0.3 million $0.3 million Other Other 5% Alabama 6% 6% + The current portfolio + Pro forma portfolio has an average LTV has an average LTV of 68% of 68% Louisiana 42% Mississippi 46% Mississippi 95% 28

Escalated Monitoring – Entertainment Portfolios Standalone – 3/31/20 Pro Forma – 3/31/20 Entertainment by Type Entertainment by Type + $51 million in + $61 million in balances or 2.4% of Other Sports Facilities balances or 2.0% of Sports Facilities 18.1% Instruction Other Instruction total loans 13.9% total loans 21.1% 12.3% Sightseeing / Sightseeing / Tourism Fitness and Tourism 11.3% Recreation 13.5% + All properties are in- Centers + All properties are in- Golf Course 16.6% Fitness and 13.2% footprint or in Golf Course footprint or in Recreation contiguous states to 15.4% contiguous states to Centers Theaters 23.3% Theaters existing footprint 22.4% existing footprint 18.8% + Average loan size of Entertainment by Geography + Average loan size of Entertainment by Geography $0.7 million $0.6 million Other Alabama 7.2% Louisiana 1.2% 4.2% Other + The current portfolio + Pro forma portfolio 6.0% Louisiana has an average LTV has an average LTV 9.7% of 59% of 57% Mississippi Mississippi 88.6% 83.1% 29

Loan Concentrations Over Time C&D Concentration Over Time CRE Concentration Over Time 200% 400% 150% 300% 223% 100% 200% 187% 181% 86% 173% 164% 160% 76% 75% 75% 59% 48% 50% 100% 0% 0% (1) 2016 2017 2018 2019 Q1 '20 Q1 '20 (1) 2016 2017 2018 2019 Q1 '20 Q1 '20 Standalone Pro Forma Standalone Pro Forma Source: S&P Global Market Intelligence Note: 100% and 300% are the interagency guidance figures for C&D Concentration and CRE Concentration of a banking institution’s total risk-based capital, respectively (1) Pro forma for the acquisition of State Capital Corp. The pro forma information is preliminary and subject to change. See pg. 4 for more information. 30

Asset Quality Over Time NPAs / Loans + OREO (%) NCOs / Average Loans (%) 6.00% 0.60% 0.49% 4.54% 0.44% 4.50% 0.45% 0.34% 3.00% 3.00% 0.30% 0.17% 1.40% 1.50% 0.15% 0.10% 1.01% 0.85% 0.00% 0.00% 2016 2017 2018 2019 Q1 '20 2016 2017 2018 2019 Q1 '20 Reserves / Loans (%) Reserves / NPLs (%) 1.60% 200.0% 189.7% 1.18% 141.1% 1.20% 150.0% 0.99% 0.99% 1.03% 1.01% 133.1% 0.71% 83.1% 0.80% 100.0% 61.8% 0.40% 50.0% 0.00% 2016 2017 2018 2019 Q1 '20 Q1 '20 (1) 0.0% Standalone Pro Forma 2016 2017 2018 2019 Q1 '20 Yearly data as of or for the twelve months ended each respective year; Quarterly data as of or for the three months ended each respective quarter (1) Pro forma for the acquisition of State Capital Corp. The pro forma information is preliminary and subject to change. See pg. 4 for more information. 31

Attractive Deposit Mix

Standalone MRQ Deposit Mix



Jumbo Time Deposits 4%
Demand Deposits 25%
Retail Time Deposits 10%
Money Market & Savings 23%
NOW Accounts 37%

Deposit Composition	Amount	% of Total
Demand Deposits	$667	25.3 %
NOW Accounts	984	37.3
Money Market & Savings	601	22.8
Retail Time Deposits	275	10.4
Jumbo Time Deposits	112	4.2
Total Deposits	$2,639	100.0 %

Pro Forma MRQ Deposit Mix (1)



Jumbo Time Deposits 5%
Demand Deposits 22%
Retail Time Deposits 15%
Money Market & Savings 30%
NOW Accounts 27%

Deposit Composition	Amount	% of Total
Demand Deposits	$806	22.1 %
NOW Accounts	991	27.1
Money Market & Savings	1,113	30.5
Retail Time Deposits	547	15.0
Jumbo Time Deposits	197	5.4
Total Deposits	$3,655	100.0 %

Cost of Total Deposits Over Time (%)



1.00%
0.75%
0.50%
0.25%
0.00%
0.15% 0.15% 0.15% 0.15% 0.15% 0.16% 0.19% 0.20% 0.24% 0.30% 0.38% 0.45% 0.65% 0.74% 0.75% 0.70% 0.64%
Q1 '16 Q2 '16 Q3 '16 Q4 '16 Q1 '17 Q2 '17 Q3 '17 Q4 '17 Q1 '18 Q2 '18 Q3 '18 Q4 '18 Q1 '19 Q2 '19 Q3 '19 Q4 '19 Q1 '20

Historical Deposit Composition ($bn)



2016: $2.1 — $0.1, $0.3, $0.4, $0.8, $0.6
2017: $2.1 — $0.1, $0.3, $0.4, $0.7, $0.6
2018: $2.5 — $0.1, $0.3, $0.5, $1.0, $0.6
2019: $2.6 — $0.1, $0.3, $0.6, $1.0, $0.6
Q1 '20 Standalone: $2.6 — $0.1, $0.3, $0.6, $1.0, $0.7
Q1 '20 (1) Pro Forma: $3.7 — $0.2, $0.5, $1.1, $1.0, $0.8
Demand Deposits
NOW Accounts
Money Market & Savings
Retail Time Deposits
Jumbo Time Deposits

Dollars in millions unless otherwise noted
Source: S&P Global Market Intelligence
Annual data as of or for the twelve months ended each respective year; Quarterly data as of or for the three months ended each respective quarter; Deposit mix composition data as of 3/31/20

(1) Pro forma for the acquisition of State Capital Corp. The pro forma information is preliminary and subject to change. See pg. 4 for more information.

BankPlus

32

Liquidity and Capital Position

Holding Company Capital and Liquidity

+ The Holding Company Cash is sufficient to cover in excess of 19 months of contractual expected outflows with no inflows

Holding Company Capital as of 3/31/20

Standalone Common Equity	$261.8
Pro Forma Common Equity [(1)]	344.8
Standalone Trust Preferred	41.2
Pro Forma Trust Preferred [(1)]	54.0

Sources of Liquidity as of 3/31/20

Holding Company Cash	$14.0
Dividend Capacity from Bank	30.1
Total Sources of Liquidity	$44.1

Trust Preferred Detail

	Year of Maturity	Interest Rate	Par ($mm)
BancPlus Statutory Trust II	2036	3 month LIBOR, plus 1.50%	$20.6
BancPlus Statutory Trust III	2037	3 month LIBOR, plus 1.35%	20.6
Standalone Total			$41.2
State Capital Statutory Trust IV	2035	3 month LIBOR, plus 1.99%	$5.2
First Bancshares of Baton Rouge Statutory Trust I	2034	3 month LIBOR, plus 2.50%	4.1
State Capital Master Trust	2037	3 month LIBOR, plus 1.46%	6.2
Pro Forma Total [(1)]			$56.7

Uses of Liquidity – for the Next 12 Months [(2)]

Estimated Holding Company Overhead	$3.5
Trust Preferred Debt	1.7
Holding Company Term Loan P&I	3.5
Total Uses of Liquidity	$8.7

Dollars in millions

(1) Pro forma for the acquisition of State Capital Corp. The pro forma information is preliminary and subject to change. See pg. 4 for more information.

(2) Based upon standalone outlook

BankPlus

34

Strong Liquidity Position at the Bank AFS Securities Portfolio HTM Securities Portfolio Other Government $4.0 Agencies State and $5.2 Political Subdivision $45.9 State and Political MBS Subdivision $219.2 $106.8 Total Available-for-Sale Securities: $274.3 mm Bank Funding Sources Total Held-to-Maturity Securities: $106.8 Cash and Cash Equivalents: $347.6 Total Cash & Securities: $728.7 Outstanding / Remaining Usage Bank Sources Available Pledged Availability Percentage FHLB Fixed Rate Advances $815.8 $121.0 $694.8 14.8 % Average Rating: AA/AA- FRB 204.5 0.0 204.5 0.0 Weighted Average Life 4.0 years Correspondent Fed Funds Lines 148.0 0.0 148.0 0.0 Effective Duration 2.0 years Total Bank Funding $1,168.2 $121.0 $1,047.3 10.4 % Dollars in millions Data as of 3/31/20 35

Double Leverage and Historical Interest Coverage

	2016	2017	2018	2019	Q1 '20
Bank-Level Equity	$247,365	$260,924	$265,433	$287,511	$394,239 [(1)]
Consolidated Equity	207,473	225,362	230,062	251,511	344,842 [(1)]
Double Leverage Ratio	119%	116%	115%	114%	114%
Interest Coverage					
Total Deposit Interest	$3,161	$3,749	$8,201	$18,438	$4,252
Total Debt Interest	6,406	7,873	4,341	2,660	565
Total Interest Expense	$9,567	$11,622	$12,542	$21,098	$4,817
Pre-Tax Core Income [(2)]	24,361	40,833	35,176	46,611	9,477
Interest Coverage (Excluding Deposit Interest Expense)	5.3x	6.7x	11.0x	25.5x	25.3x
Interest Coverage (Including Deposit Interest Expense)	3.5x	4.5x	3.8x	3.2x	3.0x

Dollars in thousands
Source: S&P Global Market Intelligence
Annual data as of or for the twelve months ended each respective year; Quarterly data as of or for the three months ended 3/31/20
(1) Pro forma for the acquisition of State Capital Corp. The pro forma information is preliminary and subject to change. See pg. 4 for more information.
(2) Core denotes figure adjusted for (Gain) / Loss on Sale / Write down of OREO, (Gain) / Loss on Sale of Other Assets, Realized Gain on Securities and other non-recurring expenses

BankPlus
36

Appendix

BancPlus Corporation Pro Forma Balance Sheet – 3/31/20

Balance Sheet ($000)	BancPlus As Reported 3/31/2020	State Capital Corp. Pro Forma Impact: State Capital Corp. As Reported 3/31/2020	P.A.A.	Fair Value	Goodwill Calc	Buyer After-Tax Merger Expenses	Net Impact	BancPlus Pro Forma 3/31/2020
Assets								
Cash and Equivalents	$347,614	$73,359	$0 (A)	$73,359		($10,000)	$63,359	$410,973
Total Investment Securities	381,090	98,070	(1,048) (B)	97,022			97,022	478,112
Gross Loans	2,094,112	899,036	(5,750) (C)	893,286			893,286	2,987,398
Loan Loss Reserves	21,170	7,281	(7,281) (D)	--			0	21,170
Net Loans	2,072,942	891,755	1,531	893,286			893,286	2,966,228
OREO	5,191	1,405	(591) (E)	814			814	6,005
Goodwill	2,616	27,408	(27,408) (F)	0	2,563 (M)		2,563	5,179
Other Intangibles	357	261	12,945 (G)	13,206	0		13,206	13,563
Net Deferred Tax Asset / (Deferred Tax Liability)	(4,178)	719	(2,938) (H)	(2,219)			(2,219)	(6,397)
Other Assets	227,180	91,294		91,294	0		91,294	318,474
Total Assets	$3,032,812	$1,184,271	($17,509)	$1,166,762	$2,563	($10,000)	$1,159,325	$4,192,137
Liabilities								
Deposits	$2,639,004	$1,015,914	3,958 (I)	$1,019,872			$1,019,872	$3,658,876
Subordinated Debt	0	0		0			0	0
Total Borrowings	36,709	30,831	69 (J)	30,900			30,900	67,609
Trust Preferred Equity	41,238	15,482	(2,686) (K)	12,796			12,796	54,034
Other Liabilities	54,029	12,747		12,747			12,747	66,776
Total Liabilities	$2,770,980	$1,074,974	$1,341	$1,076,315			$1,076,315	$3,847,295
Equity								
Total Equity	$261,832	$109,297	($18,850) (L)	$90,447	$2,563	($10,000)	$83,010	$344,842
Total Liabilities and Equity	$3,032,812	$1,184,271	($17,509)	$1,166,762	$2,563	($10,000)	$1,159,325	$4,192,137

Footnotes - Balance Sheet & Capital Ratios

(A) - Target after-tax deal charges
(B) - Securities mark
(C) - Gross loan mark (rate & credit)
(D) - Target reserve release
(E) - OREO mark
(F) - Reverse target's goodwill
(G) - Core deposit intangible; based upon 2.0% of State Capital's transaction related deposit accounts
(H) - Includes net deferred tax asset / (liability) created in the transaction
(I) - Write up to deposits
(J) - FHLB borrowings purchase accounting adjustment
(K) - Net effect of purchase accounting adjustment to retained earnings
(L) - Equal to gross loan mark and OREO mark
(M) - Equal to the premium paid in excess of the fair value of the net assets acquired

Source: Company documents
Data as of 3/31/20
Note: Preliminary purchase accounting adjustments per the S-4 filed 1/22/20
Note: The pro forma information is preliminary and subject to change. See pg. 4 for more information.

BankPlus
38

BancPlus Corporation - Historical Financial Highlights

	Twelve months ended December 31,				Standalone		Pro Forma
	2016	2017	2018	2019	Q4 '19	Q1 '20	Q1 '20[1]
Balance Sheet Data:							
Total Assets	$2,706,565	$2,714,204	$2,773,954	$2,979,064	$2,979,064	$3,032,812	$4,192,137
Total Loans	1,813,733	1,914,101	2,074,721	2,078,997	2,078,997	2,094,112	2,987,901
Deposits	2,106,225	2,120,305	2,453,412	2,592,064	2,592,064	2,639,004	3,658,876
Total Shareholders' Equity	207,473	225,362	230,062	251,511	251,511	261,832	344,842
Tangible Common Equity[2]	203,683	221,678	226,471	244,044	244,044	258,859	326,482
Income Statement Data:							
Interest Income	$97,413	$104,566	$111,251	$124,408	$31,423	$30,112	--
Interest Expense	9,567	11,622	12,542	21,098	5,156	4,817	--
Net Interest Income	87,846	92,944	98,709	103,310	26,267	25,295	--
Provision for Loan Losses	9,659	7,287	15,227	586	524	185	--
Net Interest Income After Provision	78,187	85,657	83,482	102,724	26,791	25,110	--
Noninterest Income	55,757	52,961	38,390	57,753	15,692	14,200	--
Noninterest Expense	113,866	107,613	128,575	115,084	31,431	29,761	--
Income Before Income Taxes	22,935	34,640	12,602	45,393	11,056	9,549	--
Income Tax Expense	6,096	10,013	189	8,993	2,371	1,873	--
Net Income	16,839	24,627	12,413	36,400	8,685	7,676	--
Selected Operating Ratios:							
ROAA	0.63 %	0.90 %	0.46 %	1.24 %	1.17 %	1.00 %	-- %
ROACE	8.4	11.4	5.3	15.2	13.9	12.1	--
ROATCE[2]	7.9	11.6	5.4	15.4	14.2	12.2	--
Net Interest Margin	3.76	3.85	4.09	4.03	3.85	3.59	--
Efficiency Ratio	77.7	72.0	82.2	71.5	74.8	75.4	--
Per Share Data:							
Common Shares Outstanding	7,579,301	7,579,301	7,591,994	7,652,957	7,652,957	7,655,185	10,102,805
Asset Quality:							
Nonperforming Assets / Total Assets	3.13 %	2.16 %	1.06 %	0.71 %	0.71 %	0.64 %	-- %
Reserves / Gross Loans	0.99	0.99	1.18	1.03	1.03	1.01	--
Reserves / Nonperforming loans	62	83	141	133	133	190	--
NPAs / Loans + OREO	4.54	3.00	1.40	1.01	1.00	0.85	--
Net Charge Offs (Recoveries) / Average Loans	0.45	0.34	0.49	0.17	0.11	0.10	--
Capital Ratios:							
Leverage Ratio	9.2 %	9.6 %	9.9 %	9.7 %	9.7 %	9.6 %	9.1 %
Common Equity Tier 1 Capital Ratio	9.3	9.9	9.8	10.9	10.9	11.0	10.0
Tier 1 Capital Ratio	11.1	11.6	11.5	12.6	12.6	12.7	11.6
Total Capital Ratio	11.9	12.5	12.6	13.6	13.6	13.6	12.3
Tang Common Equity / Tang Assets[2]	7.5	8.2	8.2	8.4	8.4	8.5	7.8

Dollars in thousands

Yearly data as of or for the twelve months ended each respective year; Quarterly data as of or for the three months ended each respective quarter

(1) Pro forma for the acquisition of State Capital Corp. The pro forma information is preliminary and subject to change. See pg. 4 for more information.

(2) Reconciliation for non-GAAP metric provided in appendix

BankPlus

39

Deposit Market Share by State

Mississippi

Rank	Institution	Deposits ($mm)	Market Share	Branches
1	Trustmark Corp.	$7,673	13.92 %	117
2	Regions Financial Corp.	6,543	11.87	123
3	BancorpSouth Bank	5,731	10.40	94
4	Renasant Corp.	3,974	7.21	72
5	Hancock Whitney Corp.	3,511	6.37	39
6	BancPlus Corp.	3,185	5.78	74
7	Community Bancshares of Mississippi Inc.	2,555	4.63	36
8	Citizens National Banc Corp.	1,260	2.29	26
9	First Bancshares Inc.	1,003	1.82	18
10	Planters Holding Co.	935	1.70	19

Louisiana

Rank	Institution	Deposits ($mm)	Market Share	Branches
1	Capital One Financial Corp.	$18,036	16.97 %	103
2	JPMorgan Chase & Co.	17,511	16.47	121
3	Hancock Whitney Corp.	14,717	13.84	121
4	First Horizon National Corp.	8,971	8.44	63
5	Regions Financial Corp.	7,461	7.02	95
6	Business First Bancshares Inc.	2,723	2.56	46
7	Origin Bancorp Inc.	1,811	1.70	21
8	First Guaranty Bancshares Inc.	1,715	1.61	29
9	Home Bancorp Inc.	1,684	1.58	35
10	Red River Bancshares Inc.	1,666	1.57	23
60	BancPlus Corp.	212	0.20	11

Alabama

Rank	Institution	Deposits ($mm)	Market Share	Branches
1	Regions Financial Corp.	$24,882	23.16 %	205
2	Banco Bilbao Vizcaya Argentaria SA	16,177	15.06	89
3	Wells Fargo & Co.	8,644	8.05	107
4	ServisFirst Bancshares Inc.	5,587	5.20	12
5	Synovus Financial Corp.	4,312	4.01	34
6	Truist Financial Corp.	3,740	3.48	70
7	PNC Financial Services Group Inc.	2,909	2.71	56
8	Cadence Bancorp.	2,585	2.41	27
9	Trustmark Corp.	1,791	1.67	42
10	First Horizon National Corp.	1,436	1.34	14
60	BancPlus Corp.	198	0.18	4

Source: S&P Global Market Intelligence
Deposit data as of 6/30/19; pro forma for announced transactions

BankPlus
40

Deposit Market Share by Select Mississippi MSAs

Jackson, MS MSA

Rank	Institution	Deposits ($mm)	Market Share	Branches
1	Trustmark Corp.	$4,347	31.03	47
2	Regions Financial Corp.	2,539	18.13	33
3	BancPlus Corp.	2,092	14.93	39
4	BancorpSouth Bank	1,162	8.29	18
5	Community Bancshares of Mississippi Inc.	654	4.67	8
6	Renasant Corp.	644	4.60	16
7	Origin Bancorp Inc.	408	2.91	4
8	Wells Fargo & Co.	341	2.44	4
9	PriorityOne Capital Corp.	326	2.33	9
10	First Commercial Bancshares Inc.	266	1.90	2

Meridian, MS MSA

Rank	Institution	Deposits ($mm)	Market Share	Branches
1	Citizens National Banc Corp.	$580	33.25 %	8
2	Community Bancshares of Mississippi Inc.	218	12.48	2
3	Trustmark Corp.	188	10.78	4
4	Great Southern Capital Corp.	184	10.56	7
5	Regions Financial Corp.	162	9.26	4
6	BancPlus Corp.	146	8.38	5
7	Commercial Capital Corp.	119	6.80	4
8	Citizens Holding Co.	86	4.91	5
9	First State Corp.	61	3.48	2
10	Woodforest Financial Group Inc.	2	0.10	1

Tupelo, MS MSA

Rank	Institution	Deposits ($mm)	Market Share	Branches
1	Renasant Corp.	$1,284	36.37 %	16
2	BancorpSouth Bank	946	26.80	14
3	Trustmark Corp.	282	7.98	6
4	Pontotoc Bancshares Corp.	269	7.61	3
5	Farmers and Merchants Bank	232	6.58	7
6	Regions Financial Corp.	167	4.73	4
7	First American Bancshares Inc.	104	2.94	6
8	Community Bancshares of Mississippi Inc.	80	2.26	2
9	BancPlus Corp.	70	2.00	4
10	BNA Bancshares Inc.	57	1.61	2

Memphis, TN-MS-AR MSA

Rank	Institution	Deposits ($mm)	Market Share	Branches
1	First Horizon National Corp.	$10,967	34.35 %	42
2	Regions Financial Corp.	4,154	13.01	47
3	Truist Financial Corp.	2,295	7.19	24
4	Bank of America Corp.	1,380	4.32	12
5	Renasant Corp.	1,221	3.83	14
6	BancorpSouth Bank	1,127	3.53	22
7	Independent Holdings Inc.	873	2.73	9
8	Pinnacle Financial Partners Inc.	867	2.72	6
9	Trustmark Corp.	785	2.46	21
10	Landmark Community Bank	664	2.08	5
32	BancPlus Corp.	144	0.45	6

Source: S&P Global Market Intelligence
Deposit data as of 6/30/19; pro forma for announced transactions

BankPlus
41

Deposit Market Share by Select Non-MS MSAs

Dothan, AL MSA

Rank	Institution	Deposits ($mm)	Market Share	Branches
1	ServisFirst Bancshares Inc.	$554	16.22 %	2
2	Regions Financial Corp.	546	16.00	5
3	Wells Fargo & Co.	400	11.70	6
4	Banco Bilbao Vizcaya Argentaria SA	365	10.69	3
5	MidSouth Bancorp	203	5.94	5
6	Ameris Bancorp	150	4.39	3
7	1st Jackson Bancshares Inc.	143	4.18	2
8	BancPlus Corp.	141	4.14	2
9	HNB Holding Co. Inc.	137	4.00	3

Mobile, AL MSA

Rank	Institution	Deposits ($mm)	Market Share	Branches
1	Regions Financial Corp.	$2,260	31.11 %	24
2	Hancock Whitney Corp.	841	11.57	7
3	Banco Bilbao Vizcaya Argentaria SA	833	11.47	12
4	PNC Financial Services Group Inc.	676	9.31	10
5	Wells Fargo & Co.	617	8.49	10
6	First Horizon National Corp.	354	4.87	2
7	First Bancshares Inc.	345	4.75	10
8	ServisFirst Bancshares Inc.	337	4.64	2
9	Trustmark Corp.	335	4.61	6
10	BancorpSouth Bank	118	1.63	4
18	BancPlus Corp.	34	0.46	2

Baton Rouge, LA MSA

Rank	Institution	Deposits ($mm)	Market Share	Branches
1	JPMorgan Chase & Co.	$6,519	31.86 %	26
2	Capital One Financial Corp.	3,748	18.31	21
3	Hancock Whitney Corp.	2,890	14.12	29
4	Regions Financial Corp.	1,658	8.10	24
5	First Horizon National Corp.	903	4.41	6
6	Investar Holding Corp.	881	4.30	14
7	Business First Bancshares Inc.	638	3.12	8
8	Red River Bancshares Inc.	296	1.45	6
9	First Guaranty Bancshares Inc.	268	1.31	5
10	Citizens Bancorp Inc.	267	1.30	7
23	BancPlus Corp.	96	0.47	5

New Orleans-Metairie, LA MSA

Rank	Institution	Deposits ($mm)	Market Share	Branches
1	Capital One Financial Corp.	$9,395	26.17 %	32
2	Hancock Whitney Corp.	7,844	21.85	44
3	JPMorgan Chase & Co.	5,864	16.33	33
4	Regions Financial Corp.	3,260	9.08	30
5	First Horizon National Corp.	2,247	6.26	22
6	Gulf Coast Bank and Trust Co.	1,402	3.90	17
7	CB&T Holding Corp.	840	2.34	3
8	First Trust Corp.	674	1.88	7
9	Fidelity Bank	596	1.66	14
10	One American Corp.	579	1.61	15
23	BancPlus Corp.	74	0.21	4

Source: S&P Global Market Intelligence
Deposit data as of 6/30/19; pro forma for announced transactions

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Our Board of Directors

Board of Directors	Background	Ownership Information (1)
Thomas G. Peaster Chairman	+ Spent over 38 years owning and operating Peaster Tractor, Inc. and has served as Chairman of BancPlus since 1987	+ 874,827 shares; 8.7% ownership
Randall E. Howard Vice Chairman	+ Previously served as Director and President of Commercial Banking for Hibernia Corp. and Hibernia National Bank	+ 6,045 shares; 0.1% ownership
B. Bryan Jones III Vice Chairman	+ Held various positions at BankPlus over a 45 year career, including Senior Executive Vice President and Chief Private Banking Officer	+ 351,543 shares; 3.5% ownership
Dr. S. R. Evans Jr. Director	+ Previously served as Vice Chairman of State Capital Corporation's Board of Directors	+ 325,684 shares; 3.2% ownership
Kirk A. Graves Director	+ Previously served as President and Chief Executive Officer of State Corporation, as well as Chairman of State Bank & Trust Company	+ 11,129 shares; 0.1% ownership
Kennith W. Helton Director	+ Worked on a family farm before starting his extensive entrepreneurial work in grocery industry	+ 118,405 shares; 1.2% ownership
R. Eason Leake Director	+ Serves as Chairman and CEO of Ross & Yerger	+ 94,750 shares; 0.9% ownership
Carl R. "Bob" Montgomery Director	+ Serves as a partner with the law firm of Montgomery McGraw PLLC	+ 44,253 shares; 0.4% ownership
Roy Hal Parker Director	+ Founder of Sunbelt Wholesale Supply Co, which later merged with Service Partners, LLC	+ 7,250 shares; 0.1% ownership
John F. Phillips III Director	+ Owner and manager of farming and land ownership company Philips Planting Company	+ 202,583 shares; 2.0% ownership
William A. **"Bill" Ray** Director	+ Began as President and CEO of BancPlus in 1986 and has over 35 years of experience at the Company	+ 167,795 shares; 1.7% ownership
Max S. Yates Director	+ Has over 35 years of experience in the banking industry, including almost 30 years at BancPlus	+ 360,407 shares; 3.6% ownership

Total Insider Ownership (Directors, Executive Officers & Employee Stock Ownership Plan) ~42%

(1) Pro forma for the acquisition of State Capital Corp. The pro forma information is preliminary and subject to change. See pg. 4 for more information.; Ownership data as of 1/21/20

BankPlus

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BancPlus Corporation – Non-GAAP Reconciliation

Core Return on Average Assets / Core Pre-Tax, Pre-Provision Return on Average Assets

	3 Months Ended		Year Ended			
	3/31/2020	12/31/2019	2019	2018	2017	2016
Core return on average assets:						
Net income available to common shareholders	$ 7,676	$ 8,685	$ 36,400	$ 12,413	$ 24,627	$ 15,544
Amortization of intangible assets	10	40	608	94	94	94
(Gain) Loss on sale / write down of ORE, net	(41)	(160)	(130)	22,027	5,966	2,403
(Gain) Loss on disposal of fixed assets, net	(4)	242	816	478	172	224
Gain on securities, net	(37)	(4)	(76)	(25)	(39)	-
Core net income available to common shareholders	$ 7,604	$ 8,803	$ 37,618	$ 34,987	$ 30,820	$ 18,265
Average assets	3,068,414	2,962,934	2,924,767	2,721,143	2,728,338	2,678,010
Core return on average assets	0.99%	1.19%	1.29%	1.29%	1.13%	0.68%
Core pre-tax, pre-provision return on average assets:						
Core net income available to common shareholders	$ 7,604	$ 8,803	$ 37,618	$ 34,987	$ 30,820	$ 18,265
Provision for loan losses	185	(524)	586	15,227	7,287	9,659
Tax expense	1,873	2,371	8,993	189	10,013	6,096
Core pre-tax, pre-provision net income	$ 9,662	$ 10,650	$ 47,197	$ 50,403	$ 48,120	$ 34,020
Average assets	3,068,414	2,962,934	2,924,767	2,721,143	2,728,338	2,678,010
Core pre-tax, pre-provision return on average assets	1.26%	1.44%	1.61%	1.85%	1.76%	1.27%

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BancPlus Corporation – Non-GAAP Reconciliation Core Efficiency Ratio 3 Months Ended Year Ended 3/31/2020 12/31/2019 2019 2018 2017 2016 Core efficiency ratio: Noninterest income $ 14,200 $ 15,136 $ 57,753 $ 57,695 $ 56,596 $ 58,614 Gain on disposal of fixed assets (29) - - (4) (81) - Gain on disposal of ORE (156) (302) (986) (332) (672) (230) Gain on securities (37) (4) (76) (25) (39) - Adjusted noninterest income 13,978 14,830 56,691 57,334 55,804 58,384 FTE Net interest income 25,452 26,437 104,022 99,609 94,836 89,812 Core total revenue $ 39,430 $ 41,267 $ 160,713 $ 156,943 $ 150,640 $ 148,196 Noninterest expense $ 29,761 $ 30,871 $ 115,084 $ 128,575 $ 107,613 $ 113,866 Loss on disposal of fixed assets (25) (242) (816) (482) (253) (224) Amortization of intangible assets (10) (40) (608) (94) (94) (94) Loss on sale / write down of ORE (115) (142) (856) (22,359) (6,638) (2,633) Core noninterest expense $ 29,611 $ 30,447 $ 112,804 $ 105,640 $ 100,628 $ 110,915 Core efficiency ratio 75.1% 73.8% 70.2% 67.3% 66.8% 74.8% 45

BancPlus Corporation – Non-GAAP Reconciliation

Tangible Common Equity / ROATCE / Core ROATCE / TCE/TA

	Pro Forma	3 Months Ended		Year Ended			
	3/31/2020	3/31/2020	12/31/2019	2019	2018	2017	2016
Average tangible common equity:							
Total average shareholders' equity		$ 255,335	$ 248,504	$ 238,206	$ 236,077	$ 215,959	$ 200,356
Total average intangible assets		(2,978)	(3,005)	(1,888)	(5,093)	(3,218)	(4,111)
Total average tangible common equity		$ 252,357	$ 245,499	$ 236,318	$ 230,984	$ 212,741	$ 196,245
Return on average tangible common equity:							
Tangible common equity		$ 252,357	$ 245,499	$ 236,318	$ 230,984	$ 212,741	$ 196,245
Net income		$ 7,676	8,685	36,400	12,413	24,627	16,839
Preferred dividends		-	-	-	-	-	(1,295)
Net income to common shareholders		$ 7,676	$ 8,685	$ 36,400	$ 12,413	$ 24,627	$ 15,544
Return on average tangible common equity (ROATCE)		12.2%	14.2%	15.4%	5.4%	11.6%	7.9%
Core return on average tangible common equity:							
Average tangible common equity		$ 252,357	$ 245,499	$ 236,318	$ 230,984	$ 212,741	$ 196,245
Core net income to common shareholders		7,604	8,803	37,618	34,987	30,820	18,265
Preferred dividends		-	-	-	-	-	(1,295)
Net income to common shareholders		$ 7,604	$ 8,803	$ 37,618	$ 34,987	$ 30,820	$ 16,970
Core return on average tangible common equity		12.1%	14.3%	15.9%	15.1%	14.5%	8.6%
Tangible common equity to tangible assets:							
Total shareholders' equity	$ 344,842	$ 261,832		$ 251,511	$ 230,062	$ 225,362	$ 207,473
Intangible assets	(18,742)	(2,973)		(2,982)	(3,591)	(3,684)	(3,790)
Tangible common equity	$ 326,100	$ 258,859		$ 248,529	$ 226,471	$ 221,678	$ 203,683
Total assets	$ 4,192,137	$ 3,032,812		$ 2,979,064	$ 2,773,954	$ 2,714,204	$ 2,706,565
Intangible assets	(18,742)	(2,973)		(2,982)	(3,591)	(3,684)	(3,790)
Tangible assets	$ 4,173,395	$ 3,029,839		$ 2,976,082	$ 2,770,363	$ 2,710,520	$ 2,702,775
Tangible equity to tangible assets ratio	7.8%	8.5%		8.4%	8.2%	8.2%	7.5%

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